EXHIBIT 99.1

LETTER OF TRANSMITTAL

To Tender for Exchange

3.375% Notes due 2021

and

4.875% Notes due 2041

of

Illinois Tool Works Inc.

Pursuant to the Prospectus Dated             , 2012

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON             , 2012 (THE “EXPIRATION DATE”) UNLESS THE EXCHANGE OFFER IS EXTENDED, IN WHICH CASE THE TERM “EXPIRATION DATE” SHALL MEAN THE LATEST TIME AND DATE TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By Mail, Hand Delivery or Overnight Courier:	By Facsimile Transmission:

The Bank of New York Mellon Trust Company, N.A.

c/o The Bank of New York Mellon Corporation

Corporate Trust Operations

Reorganization Unit

101 Barclay Street—7 East

New York, NY 10286

Attention: Ms. Diane Amoroso

(212) 298-1915 Attention: Ms. Diane Amoroso Confirm by Telephone (212) 815-2742

For Information, Call: (212) 815-2742

Delivery of this instrument to an address other than as set forth above or transmission of instructions to a facsimile number other than the one listed above will not constitute a valid delivery. The instructions set forth in this letter of transmittal and the notice of guaranteed delivery should be read carefully before this letter of transmittal and the notice of guaranteed delivery are completed.

The undersigned acknowledges receipt of the Prospectus dated             , 2012 (the “Prospectus”) of Illinois Tool Works Inc. (the “Company”) and this Letter of Transmittal (this “Letter of Transmittal”), which, together with the Prospectus, constitutes the Company’s offer (the “Exchange Offer”) to exchange up to $350,000,000 aggregate principal amount of its 3.375% Notes due 2021 and $650,000,000 aggregate principal amount of its 4.875% Notes due 2041 (the “Exchange Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for up to $350,000,000 aggregate principal amount of its 3.375% Notes due 2021 and $650,000,000 aggregate principal amount of its 4.875% Notes due 2041 (the “Original Notes”).

Recipients of the Prospectus should read the requirements described in the Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

Original Notes may be tendered only by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (the “Depositary”). Tenders of the Original Notes must be effected in accordance with the procedures mandated by the Depositary’s Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption “The Exchange Offer—Book-Entry Transfer.”

The undersigned hereby tenders the Original Notes described in the box entitled “Description of Original Notes” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered holder of all the Original Notes covered by this Letter of Transmittal and the undersigned represents that it has received from each beneficial owner of Original Notes (“Beneficial Owners”) a duly completed and executed form of “Instruction to Registered Holder from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal. Registered holder, as used herein, refers to a participant in the Depositary whose name appears on the Depositary’s security position listing as the owner of the Original Notes tendered hereby. The undersigned hereby represents and warrants that the information set forth in the box entitled “Beneficial Owner(s)” is true and correct. Any Beneficial Owner whose Original Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Original Notes promptly and instruct such registered holder of Original Notes to tender on behalf of the Beneficial Owner.

In order to properly complete this Letter of Transmittal, a holder of Original Notes must (i) complete the box entitled “Description of Original Notes,” (ii) if appropriate, check and complete the boxes relating to Book-Entry Transfer, Guaranteed Delivery, Prospectus Copies, Special Issuance Instructions and Beneficial Owner(s), (iii) sign this Letter of Transmittal by completing the section entitled “Sign Here,” and (iv) complete and sign the attached IRS Form W-9, or if applicable, the appropriate Form W-8 (which can be found at www.irs.gov). Each holder of Original Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal. If the holder of Original Notes wishes to tender for exchange less than all of such holder’s Original Notes, column (3) in the box entitled “Description of Original Notes” must be completed in full. See also Instruction 5.

Holders of Original Notes who desire to tender their Original Notes for exchange and who cannot deliver all the documents required hereby to the Exchange Agent on or prior to the Expiration Date or to complete the procedure for book-entry transfer on a timely basis, must tender the Original Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled “The Exchange Offer—Guaranteed Delivery Procedures.” See Instruction 2.

DESCRIPTION OF ORIGINAL NOTES

(1)	(2)	(3)

Name(s) and Address(es) of Registered Holder(s) of Original Notes, Exactly as the Name of the Participant Appears on the Book-Entry Transfer Facility’s Security Position Listing (Please fill in, if blank)	Aggregate Principal Amount	Principal Amount Tendered for Exchange (only if different amount from Column (2)) (Must be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof)(1)

1.	Column (3) need not be completed by holders of Original Notes who wish to tender for exchange the principal amount of Original Notes listed in column (2). Completion of column (3) will indicate that the holder of Original Notes wishes to tender for exchange only the principal amount of Original Notes indicated in column (3).

☐	CHECK HERE IF ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

BY CREDITING THE ORIGINAL NOTES TO THE EXCHANGE AGENT’S ACCOUNT WITH THE DEPOSITARY’S AUTOMATED TENDER OFFER PROGRAM (“ATOP”) AND BY COMPLYING WITH APPLICABLE ATOP PROCEDURES WITH RESPECT TO THE EXCHANGE OFFER, THE HOLDER OF THE ORIGINAL NOTES ACKNOWLEDGES AND AGREES TO BE BOUND BY THE TERMS OF THIS LETTER OF TRANSMITTAL AND CONFIRMS ON BEHALF OF ITSELF AND THE BENEFICIAL OWNERS OF SUCH ORIGINAL NOTES ALL PROVISIONS OF THIS LETTER OF TRANSMITTAL APPLICABLE TO IT AND SUCH BENEFICIAL OWNERS AS FULLY AS IF SUCH BENEFICIAL OWNERS HAD COMPLETED THE INFORMATION REQUIRED HEREIN AND EXECUTED AND TRANSMITTED THIS LETTER OF TRANSMITTAL.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Registered Holder of Original Notes:

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if available):

Name of Institution which Guaranteed Delivery:

ATTENTION BROKER-DEALERS: IMPORTANT NOTICE

CONCERNING YOUR ABILITY TO RESELL THE EXCHANGE NOTES

IF THE COMPANY OR THE EXCHANGE AGENT DOES NOT RECEIVE ANY LETTERS OF TRANSMITTAL FROM BROKER-DEALERS REQUESTING ADDITIONAL COPIES OF THE PROSPECTUS FOR USE IN CONNECTION WITH RESALES OF THE EXCHANGE NOTES, THE COMPANY INTENDS TO TERMINATE THE EFFECTIVENESS OF THE REGISTRATION STATEMENT AS SOON AS PRACTICABLE AFTER THE CONSUMMATION OR TERMINATION OF THE EXCHANGE OFFER. IF THE EFFECTIVENESS OF THE REGISTRATION STATEMENT IS TERMINATED, YOU WILL NOT BE ABLE TO USE THE PROSPECTUS IN CONNECTION WITH RESALES OF EXCHANGE NOTES AFTER SUCH TIME. SEE SECTION ENTITLED “THE EXCHANGE OFFER—TERMS OF THE EXCHANGE OFFER” CONTAINED IN THE PROSPECTUS FOR MORE INFORMATION.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF EXCHANGE NOTES:

Name:

Address:

Telephone No.:

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if Exchange Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Depositary.

Credit Original Notes not exchanged and delivered by book-entry transfer to the Depositary account set forth below:

(Account Number)

BENEFICIAL OWNER(S)

STATE OF PRINCIPAL RESIDENCE OF EACH BENEFICIAL OWNER OF ORIGINAL NOTES	PRINCIPAL AMOUNT OF ORIGINAL NOTES HELD FOR ACCOUNT OF BENEFICIAL OWNER(S)

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Pursuant to the offer by Illinois Tool Works Inc. (the “Company”) upon the terms and subject to the conditions set forth in the Prospectus dated             , 2012 (the “Prospectus”) and this Letter of Transmittal (this “Letter of Transmittal”), which, together with the Prospectus, constitutes the Company’s offer (the “Exchange Offer”) to exchange up to $350,000,000 aggregate principal amount of its 3.375% Notes due 2021 and up to $650,000,000 aggregate principal amount of its 4.875% Notes due 2041 (the “Exchange Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for up to $350,000,000 aggregate principal amount of its 3.375% Notes due 2021 and up to $650,000,000 aggregate principal amount of its 4.875% Notes due 2041 (the “Original Notes”), the undersigned hereby tenders to the Company for exchange the Original Notes indicated above.

By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Original Notes tendered for exchange herewith, the undersigned (i) acknowledges and agrees that the Company shall have fully performed all of its obligations to conduct an “Exchange Offer” under the Registration Rights Agreement, dated August 31, 2011, by and among the Company and the Initial Purchasers (as defined therein), (ii) will have irrevocably sold, assigned and transferred to the Company all right, title and interest in, to and under all of the Original Notes tendered for exchange hereby, and (iii) hereby appoints The Bank of New York Mellon Trust Company, N.A. (the “Exchange Agent”) as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Original Notes with respect to such Original Notes, with full power of substitution, to (x) transfer ownership of such Original Notes on the account books maintained by The Depository Trust Company (the “Depositary”) (together with all accompanying evidences of transfer and authenticity), (y) take any action necessary to transfer such Original Notes to the Company, and (z) receive all benefits and otherwise exercise all rights and incidents of ownership with respect to such Original Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, exchange, assign and transfer the Original Notes, and (ii) when such Original Notes are accepted for exchange by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, or other obligations relating to their sale and transfer, and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the tender, exchange, assignment and transfer of the Original Notes tendered for exchange hereby.

The undersigned hereby further represents to the Company that (i) the Exchange Notes to be acquired pursuant to the Exchange Offer will be acquired in the ordinary course of business of the person acquiring the Exchange Notes, whether or not such person is the undersigned, (ii) neither the undersigned nor any person receiving any Exchange Notes directly or indirectly from the undersigned pursuant to the Exchange Offer (if not a broker-dealer referred to in the last sentence of this paragraph) is engaging or intends to engage in the distribution of the Exchange Notes and none of them have any arrangement or understanding with any person to participate in the distribution of the Exchange Notes, (iii) the undersigned and each person receiving any Exchange Notes directly or indirectly from the undersigned pursuant to the Exchange Offer acknowledge and agree that any broker-dealer or any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes (x) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and (y) cannot rely on the position of the staff of the Securities and Exchange Commission (the “Commission”) set forth in Morgan Stanley & Co. Incorporated no-action letter (available June 5, 1991) or the Exxon Capital Holdings Corporation no- action letter (available May 13, 1988) or similar letters, (iv) the undersigned and each person receiving any Exchange Notes directly or indirectly from the undersigned pursuant to the Exchange Offer understand that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement and (v) neither the undersigned nor any person receiving any Exchange Notes directly or indirectly from the undersigned pursuant to the Exchange Offer is an “affiliate” of the Company, as defined under Rule 405 under the Securities Act. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market making or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes received in respect of such Original Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned acknowledges that, for purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Original Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. The undersigned acknowledges that the Company’s acceptance of Original Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled “The Exchange Offer” and in the instructions hereto will constitute a valid, binding and enforceable agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. Tenders of Original Notes for exchange may be withdrawn at any time prior to the Expiration Date.

Unless otherwise indicated in the box entitled “Special Issuance Instructions,” please return any Original Notes not tendered for exchange to the undersigned. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” to transfer any Original Notes if the Company does not accept for exchange any of the Original Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Original Notes.

All authority herein conferred or agreed to be conferred shall survive the death, incapacity, liquidation, dissolution, winding up or any other event relating to the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Original Notes is irrevocable.

SIGN HERE

X		Date:
Signature of Owner

MUST BE SIGNED BY THE REGISTERED HOLDER(S) OF ORIGINAL NOTES EXACTLY AS NAME(S) APPEAR(S) ON A SECURITY POSITION LISTING. IF SIGNATURE IS BY TRUSTEES, EXECUTORS, ADMINISTRATORS, GUARDIANS, ATTORNEYS-IN-FACT, OFFICERS OF CORPORATIONS OR OTHERS ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE PROVIDE THE FOLLOWING INFORMATION. (SEE INSTRUCTION 6.)

Name(s)
Capacity (Full Title)
Address (including zip code)
Area Code and Telephone Number
Tax Identification Number

GUARANTEE OF SIGNATURE(S)

(SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 1)

X		Date:
Authorized Signature

Name and Title

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.	Guarantee of Signatures

Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is a member of Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program, the Stock Exchanges Medallion Program or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed if such Original Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

2.	Delivery of this Letter of Transmittal and Original Notes; Guaranteed Delivery Procedures

This Letter of Transmittal is to be completed by holders of Original Notes if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled “The Exchange Offer—Guaranteed Delivery Procedures.” All deliveries of Original Notes must be made to the account of the Exchange Agent maintained at the Depositary. A confirmation of a book-entry transfer (a “Book-Entry Confirmation”), as well as any other documents required by this Letter of Transmittal, must be received by the Exchange Agent prior to the Expiration Date. Holders of Original Notes who desire to tender their Original Notes for exchange and who cannot deliver all documents required hereby to the Exchange Agent on or prior to the Expiration Date or to complete the procedure for book-entry transfer on a timely basis, may have such tender effected if: (a) such tender is made by or through an Eligible Institution, (b) prior to the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery) setting forth the name of the holder of such Original Notes and the principal amount of Original Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, this Letter of Transmittal, properly completed and duly executed (or a facsimile thereof), or an agent’s message, properly completed and duly executed, a Book-Entry Confirmation and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent, and (c) a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) or an agent’s message, a Book-Entry Confirmation and any other documents required by this Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

THE METHOD OF DELIVERY OF ORIGINAL NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF ORIGINAL NOTES. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. AS AN ALTERNATIVE TO DELIVERY BY MAIL, THE HOLDER MAY WISH TO CONSIDER USING AN OVERNIGHT OR HAND DELIVERY SERVICE. THE LETTER OF TRANSMITTAL SHOULD NOT BE SENT TO THE COMPANY.

No alternative, conditional or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Original Notes for exchange.

3.	Inadequate Space

If the space provided in the box entitled “Description of Original Notes” above is inadequate, the principal amounts of the Original Notes being tendered should be listed on a separate signed schedule affixed hereto.

4.	Withdrawals

A tender of Original Notes may be withdrawn at any time prior to the Expiration Date by delivery of an Automated Tender Offer Program electronic transmission notice of withdrawal and the Exchange Agent must receive the electronic notice of withdrawal from the Depositary prior to the Expiration Date. Withdrawals of tenders of Original Notes may not be rescinded, and any Original Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer, and no Exchange Notes will be issued with respect thereto unless the Original Notes so withdrawn are validly retendered. Properly withdrawn Original Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled “The Exchange Offer—Procedures for Tendering” at any time prior to the Expiration Date.

5.	Partial Tenders

Tenders of Original Notes will be accepted only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. If a tender for exchange is to be made with respect to less than the entire principal amount of any Original Notes, fill in the principal amount of Original Notes which are tendered for exchange in column (3) of the box entitled “Description of Original Notes.” In case of a partial tender for exchange, the untendered principal amount of the Original Notes will be credited to Depositary account of the tendering holder, unless otherwise indicated in the appropriate box on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Exchange Offer.

6.	Signatures on this Letter of Transmittal and Powers of Attorney

The signature(s) of the holder of Original Notes on this Letter of Transmittal must correspond with the name of such holder as it appears on a security position listing maintained by the Depositary, without any change whatsoever.

When this Letter of Transmittal is signed by the holder of the Original Notes listed and transmitted hereby, no separate powers of attorney are required. If, however, Original Notes not tendered or not accepted are to be issued or returned to a person other than the holder of Original Notes, then the Original Notes transmitted hereby must be accompanied by appropriate powers of attorney in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Original Notes appear(s) on a security position listing maintained by the Depositary. Signatures on such powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

If this Letter of Transmittal or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

7.	Transfer Taxes

Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Original Notes pursuant to the Exchange Offer. If issuance of Exchange Notes is to be made to, or Original Notes not tendered for exchange are to be issued or returned to, any person other than the tendering holder, or if a transfer tax is imposed for any reason other than the exchange of Original Notes pursuant to the Exchange Offer, and satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of any transfer taxes payable on account of any such transfer will be imposed on and payable by the tendering holder of Original Notes prior to the issuance of the Exchange Notes.

8.	Irregularities

All questions as to the form of documents and the validity, eligibility (including time of receipt), acceptance and withdrawal of Original Notes will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders for exchange of any particular Original Notes that are not in proper form, or the acceptance of which would, in the opinion of the Company (or its counsel), be unlawful. The Company reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Original Notes. The Company’s interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with the Exchange Offer must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to tendering holders to give notice of any defects or irregularities in Original Notes tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Original Notes will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Original Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

9.	Waiver of Conditions

The Company reserves the absolute right to waive, amend or modify any of the specified conditions described under “The Exchange Offer—Conditions to the Exchange Offer” in the Prospectus.

10.	Requests for Information or Additional Copies

Requests for information about the procedure for tendering or for withdrawing tenders, or for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal. All other questions about this Exchange Offer should be addressed to Meghan Callero at the Company (telephone number—847-724-7500).

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) OR AN AGENT’S MESSAGE TO THE DEPOSITARY TOGETHER WITH CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above

Check appropriate box for federal tax classification:

☐    Individual/sole proprietor   ☐   C Corporation   ☐   S Corporation   ☐   Partnership   ☐   Trust/estate

☐    Limited Liability Company. Enter the tax classification (C = C corporation, S=S corporation, P = partnership)

☐    Other (see instructions)

☐    Exempt payee

Address (number, street, and apt. or suite no.)
City, State, and ZIP Code

SUBSTITUTE Form W-9	PART I—Taxpayer Identification Number (TIN) Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write “Applied For” and see the note below.	Social Security Number OR Employer Identification Number
Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification

PART II—Certification—Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. citizen or other U.S. person (see the “General Instructions for Completing Substitute Form W-9” below).

Certification Instructions.—You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
SIGNATURE	DATE

NOTE:	FAILURE TO COMPLETE THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE NOTES. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF YOUR TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” IN THE APPROPRIATE LINE IN PART 1 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature	Date

GENERAL INSTRUCTIONS FOR COMPLETING SUBSTITUTE FORM W-9

All “section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

Purpose of Form

United States federal income tax law generally requires that a U.S. person who receives a reportable payment provide the payer with its correct Taxpayer Identification Number (TIN), which, in the case of a holder who is an individual, is generally the individual’s social security number. If the payer is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the gross proceeds of any payment received hereunder. If backup withholding results in an overpayment of taxes, a refund may generally be obtained.

You should use Substitute Form W-9 only if you are a U.S. person (including a resident alien) to give your correct TIN to the person requesting it (the requester) and, when applicable, (1) to certify that the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are a U.S. exempt payee. The TIN provided must match the name given on the Substitute Form W-9. If you are a nonresident alien or foreign entity not subject to backup withholding, you should not use Substitute Form W-9. Instead, you should provide the requester with an appropriate Form W-8. Forms W-8 and instructions for completing Forms W-8 can be obtained at www.irs.gov.

Definition of a U.S. Person

For federal tax purposes, you are considered a U.S. person if you are: (1) an individual who is a U.S. citizen or U.S. resident alien; (2) a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States; (3) an estate (other than a foreign estate), or (4) a domestic trust (as defined in Treasury Regulations section 301.7701-7).

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal non-tax criminal laws and to intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. The penalties described below may also apply.

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at

www.irs.gov/businesses and clicking on Employer Identification Number under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you do not have a TIN, write “Applied For” in Part 1, sign and date the form, and give it to the requester. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Writing “Applied For” on the form means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another Substitute Form W-9, include your TIN, sign and date the form, and give it to the requester.

Guidelines for Determining the Proper Identification Number to Give the Requester

Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the requester.

For this type of account:		GIVE THE NAME AND SOCIAL SECURITY NUMBER OR EMPLOYER IDENTIFICATION NUMBER OF —

1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)

4.	a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under State law	The grantor-trustee (1) The actual owner (1)

5.	Sole proprietorship or disregarded entity owned by an individual	The owner (3)

6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:		GIVE THE NAME AND EMPLOYER IDENTIFICATION NUMBER OF —

7.	Disregarded entity not owned by an individual	The owner

8.	A valid trust, estate, or pension trust	Legal entity (4)

9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

10.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

11.	Partnership or multi-member LLC	The partnership

12.	A broker or registered nominee	The broker or nominee

13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name and you may also enter your business or “doing business as” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.
(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

*Note.	Grantor also must provide a Form W-9 to trustee of trust.

NOTE:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name.

CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Payees Exempt from Backup Withholding

Individuals (including sole proprietors) are generally not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the “Exempt” box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (5) and (7) through (13) and C corporations. Payments over

$600 required to be reported and direct sales over $5000 are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, (iii) gross proceeds paid to an attorney, and (iv) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)	An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	A trust exempt from tax under Section 664 or described in Section 4947.

Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. If you are an exempt payee, you should furnish your taxpayer identification number, check the “exempt” box in part 2 on the face of the form in the space provided, sign and date the form and return it to the requester.

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.